Exhibit 99.1

INVESTOR PRESENTATION November 2017

Forward Looking Statements Certain statements made during this presentation are forward-looking statements that are subject to risks and uncertainties. Forward-looking statements generally include the words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “project,” “will,” “intend” or other similar expressions. Forward-looking statements include, without limitation, statements regarding, industry outlook, results of operations, cash flows, business strategies, growth and value opportunities, capital and other expenditures, financing plans, expense reduction initiatives and projected dispositions. Factors that could cause actual results to materially differ from those contained in the forward-looking statements include, without limitation, those risks and uncertainties discussed in the Company’s most recent Annual Report on Form 10-K, quarterly report on Form 10-Q and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission, all of which you should carefully review. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to us. Actual results could differ materially from the forward-looking statements made during this presentation. The forward-looking statements made during this presentation are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this presentation is as of the date of this presentation, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company's expectations. In addition, the Company is still assessing the impact of Hurricanes Irma and Maria on its full year 2017 guidance. This presentation contains statistics and other data that has been obtained or compiled from information made available by third-party service providers.

DiamondRock at a Glance

KEY STATISTICS	
Hotels (Rooms)	28 (9,619)
Enterprise Value	$3.1B
Market Cap	$2.3B
Enterprise Value / Key	~$320K
Dividend Yield	4.4%
Net Debt/EBITDA[1]	3.1x

Market data as of 11/8/17.

RAISED FY17 REVPAR GUIDANCE

- RevPAR: 2.0% to 2.5%
  - Implied Q4 RevPAR of 2% to 4%
- EBITDA and FFO adjusted for natural disasters:
  - Adjusted EBITDA: $239M - $247M
  - Adj. FFO per Share: $0.95 - $0.98
- FY RevPAR guidance among highest of peer group

Note: Updated guidance for impact of Hurricanes Irma and Maria. Previously updated for acquisition of L'Auberge de Sedona and Orchards Inn Sedona for ownership period.

URBAN AND RESORT HOTELS IN TOP MARKETS[2]



Other 4%
San Francisco 1%
San Diego 5%
Destination Resorts 16%
Washington, DC 5%
Denver 5%
South Florida 11%
Other CBD 11%
Sedona 3%
New York 10%
Boston 16%
Chicago 13%

POWERFUL BRANDS[2]



JW Marriott 3%
Courtyard 6%
Luxury Collection 2%
Autograph 3%
Renaissance 9%
Westin 27%
Sheraton Suites 3%
Marriott 29%
Hilton 8%
Hilton Garden Inn 3%
Boutique 7%

(1) Based on PF 2017F EBITDA and 2017F year-end net debt. Pro forma for acquisition of L'Auberge de Sedona and Orchards Inn Sedona for the full-year. Includes Frenchman's Reef and Inn at Key West.
(2) Based on 2017F EBITDA for all properties. Pro forma for acquisition of L'Auberge de Sedona and Orchards Inn Sedona for the full-year. Includes Frenchman's Reef and Inn at Key West.

DiamondRock Hospitality

Why DiamondRock?

1 Premier Hotel Portfolio

- Top-tier RevPAR portfolio among lodging REIT peers
- Strategically diversified brands, managers, and geographic distribution

2 DRH to Outperform FY17

- FY RevPAR guidance of 2.25% at midpoint second highest among peer group
- Key markets including NYC and Chicago performing ahead of expectations
- Q4 trending well with October RevPAR growth of 7.9%

3 DRH Portfolio Well-Positioned for 2018

- Renovation tailwinds in 1H18 post-completion of six major renovations
- Strong group footprint led by Chicago
- Redevelopment of Inn at Key West and Frenchman's Reef an opportunity

4 Capital Allocation Opportunities

- Acquired L'Auberge de Sedona & Orchards Inn for $97M at 8% EBITDA yield
- >$350M in investment capacity ($167M of cash and undrawn $300M LOC)
- Evaluating selective value-add acquisition opportunities

5 Intense Asset Management Focus

- Q3 hotel operating expense growth limited to 1.6%
- New asset management initiatives driving results, such as portfolio LED lighting project with >50% IRR and two year payback

6 Fortress Balance Sheet

- ~3.1x Net Debt / EBITDA by year-end 2017
- Average debt maturity of ~6 years with 20 hotels unencumbered by debt



The Gwen, A Luxury Collection Hotel



Vail Marriott Mountain Resort

DiamondRock Hospitality

High Quality Portfolio With Urban and Resort Concentration


JW Marriott Denver


Hotel Rex


Salt Lake City Marriott


Chicago Marriott


The Gwen, A Luxury Collection Hotel


Hilton Burlington


Hilton Boston


Boston Westin


Lexington Hotel NYC


Vail Marriott


Courtyard Denver


Sonoma Renaissance


Shorebreak Hotel


Burlington
Boston
New York City
Washington DC
Chicago
Salt Lake City
San Francisco
Denver
Huntington Beach
Sedona
San Diego
Atlanta
Charleston
Fort Worth
St. Thomas
Ft. Lauderdale
Key West


Courtyard Midtown NYC


HGI Times Square


Courtyard 5th Ave. NYC


Westin DC


Westin San Diego


L'Auberge De Sedona


Orchards Inn Sedona


Worthington Renaissance


Westin Ft. Lauderdale


Inn at Key West


Key West Suites


Frenchman's Reef


Charleston Renaissance

DiamondRock Hospitality
5

2018 Highlights

Continued Strength in 2018

1. **DRH Chicago Portfolio to Significantly Outperform**
   - The Gwen and Chicago Marriott's combined group pace up 13.4% in '18
   - Expect to continue to benefit from renovations
2. **Disruption from Renovations and Natural Disasters in 2017**
   - 1H18 to benefit from renovations in Charleston, Sonoma, Worthington, and Chicago (58K room nights impact to occ. in Q117)
   - Q317 natural disasters impacted occupancy by ~8.5K rooms while Q4 impacted by ~1.6K rooms
3. **Stability in NYC Market**
   - NYC demand continues to outpace supply, while Midtown East outperforms broader market due to low supply and closure of Waldorf
   - Courtyard Midtown East conversion to franchise with independent operator to improve revenue management
4. **Other Key Markets to Outperform including Denver, San Diego**
   - San Diego citywides up over 20%
   - Denver hotels to benefit from large Marriott hotel leaving the system, while Courtyard Denver drives value from recent lobby and meeting space renovation
5. **>$350M in Investment Capacity with Low Leverage**
   - Significant investment capacity with $167M cash on hand and an undrawn $300M line of credit



Shorebreak Hotel



Charleston Renaissance

DiamondRock Hospitality

2018 DRH Key Market Drivers

Market (% of 2017F EBITDA)	2018 Outlook	2018 Demand[1]	2018 Supply[1]	DRH / Market Commentary:
Chicago *(13%)*		2.1%	2.2%	Strong citywide calendar with combined Marriott and Gwen group pace up ~13% in 2018 Chicago Gwen and Marriott to outperform off of renovation tailwinds
Ft. Worth, TX *(5%)*		3.0%	4.0%	Continued ramp from room renovations to drive outperformance
San Diego *(5%)*		2.5%	2.9%	Strong Citywide Calendar
Sedona *(3%)*		N/A	0.0%	DRH AM initiatives to drive outperformance
Boston *(16%)*		2.2%	1.2%	Strong transient demand; Seaport district continues to expand
Denver *(5%)*		3.2%	3.5%	Continuing to absorb high supply, but expect stabilization of Cherry Creek submarket Courtyard Denver recently renovated lobby and meeting space
Ft. Lauderdale *(7%)*		5.9%	6.1%	Stabilization from 2017 challenges (Supply, Miami weakness due to convention center and Zika)
Washington, DC *(5%)*		1.1%	1.7%	Tough Q1 Comps due to Inauguration / Women's March
New York City *(10%)*		7.0%	6.5%	NYC supply to peak in 2018 and stabilize thereafter Waldorf-Astoria closure a catalyst for Midtown East (~10% supply reduction) Lexington gaining market share with refocused rev. mgmt. and in beta program for new $25 facility fee
San Francisco *(1%)*		1.6%	0.9%	Expect continued challenging dynamics due to Moscone closure

(1) Based on STR's most recent forecast for MSA where available. PKF research used where STR data not applicable.
(2) Based on DRH's proprietary city-wide activity data.

DiamondRock Hospitality

Chicago to Outperform in 2018 The Chicago Marriott and the Gwen are expected to benefit from continued ramp post-renovation and a strong citywide calendar Combined group pace up 13.4% in 2018 Chicago Marriott completing final stage of $110M renovation in Q1 2018 Benefits from renovation already being realized with business transient up 24% YTD and hotel outperforming CBD RevPAR by over 600bps YTD 2017 The Gwen is ramping following the completion of its comprehensive $27M renovation and conversion to the Luxury Collection Renovation yielding results with group up 15% and business transient up 21% YTD 2017 Chicago citywides up nearly 25% in 2018 Chicago Marriott Downtown Magnificent Mile The Gwen, Luxury Collection

Recent Repositionings to Drive Value in 2017 and 2018 Rebranded to Luxury Collection $27M comprehensive renovation completed in April 2017 1,200bps market share opportunity $3M NOI upside opportunity The Gwen 4th phase of $110M renovation to be completed Winter 2017-18 2018 group pace up double digits New model on room service implemented Chicago Marriott Acquired for 8% Yield Ample asset management opportunities $2.9M upside identified (’16-’20) Orchards Inn - potential $75 rate / resort fee upside ($1.1M in revenues) from repositioning L’Auberge and Orchards Inn $18M renovation completed in 2016 RevPAR to be up >20% in 2017 Expect to gain >1000bps market share in 2017 with continued outperformance in 2018 Worthington Renaissance $7M renovation completed in April 2017 Total basis only $213K per room Temporary disruption in Q4 due to wildfires Sonoma Renaissance $6M renovation completed in March 2017 500bps market share opportunity RevPAR to be up >15% 2H17 Charleston Renaissance Charleston Renaissance Worthington Renaissance 1 2 3 4 5 6

DRH Trading at Compelling Valuation Source: Baird, FactSet. Data as of 11/7. 2018 Consensus EBITDA Multiple DRH currently trading at 0.8x discount to peer group Peer Average: 12.9x 15.5x 13.7x 12.8x 12.7x 12.6x 12.2x 12.1x 12.0x 11.6x PEB CHSP SHO LHO HST XHR DRH HT PK

2018 Supply Outlook Source: STR, DRH Estimates. San Francisco New York Chicago Boston Washington, DC Salt Lake City San Diego Fort Lauderdale Fort Worth Denver Sedona Vail DRH Supply Outlooks 2018 Supply Outlook Weighted average supply of 2.1% expected in 2018 Portfolio supply expected to modestly decelerate from 2017 Many of DRH’s submarkets are well-insulated to new supply with high barriers to entry and high development cost Much of DRH’s resort portfolio has no supply NYC Supply expected to peak in 2018 and moderate going forward 1.9% 2.0% 2.1% 2.1% 2.3% 2.4% 2.5% 3.0% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% SHO LHO AHP DRH AHT HST XHR HT

Case Studies: Creating Value Through Renovations and Repositionings 13

Case Study: Frenchman’s 2011 Renovation Pre-hurricane ’17 forecast and ’18 budget Comprehensive $45M renovation in 2011 Post-Renovation CAGR (2011-2018): 10.4% Comprehensive $45M renovation of guestrooms and public spaces in 2011 drove strong growth in EBITDA, with 2016 EBITDA growing 75% since prior to the renovation in 2010 8.7x multiple on 2017F EBITDA and 9.0% NOI cap rate versus 12.3x EBITDA multiple and 5.9% cap rate in 2012 following renovation underscores return on investment 2016A EBITDA was $4.4M or 36% higher than prior peak EBITDA Frenchman’s Reef Historical EBITDA Results ($M) $10.6 $12.6 $12.2 $10.3 $9.0 $9.5 ($0.4) $10.9 $12.5 $14.9 $15.6 $16.6 $16.8 $19.7 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017F 2018

Case Study: Worthington Renaissance Renovated Guestroom Old Guestroom Impressive double-digit RevPAR growth since the renovation: Q3 RevPAR grew 46% Group room revenue up 27% and business transient rooms revenue up 79% RevPAR index has grown 8 out of 8 months since the renovation Average RevPAR index growth of 20.7% per month post-renovation YTD market share up 16.7 percentage points Significant RevPAR Index Gains 100.5 106.2 93.4 110.1 80.0 85.0 90.0 95.0 100.0 105.0 110.0 115.0

Case Study: Hilton Boston Downtown DRH Basis of $452K/Key for 403-room hotel 41-key addition added >$15M to hotel’s NAV Added 41 additional guestrooms to hotel by converting under-utilized suites into two guestrooms in 2014 with over 20% IRR Upgraded ~90 rooms in the process Utilized DRH revenue management best practices to drive high value business transient and optimal group mix Trailing Twelve Month RevPAR Index has improved from 92.9 to 108.8 since 2012, an increase of nearly 16 pp’s Focus on cost initiatives and ROI projects driving bottom line growth EBITDA up 80% since 2012 - growing at a 16% CAGR INVESTMENT HIGHLIGHTS EBITDA UP NEARLY $7M IN LAST 5 YEARS $8.7 $8.4 $11.8 $14.3 $15.6 80 85 90 95 100 105 110 $0.0 $4.0 $8.0 $12.0 $16.0 $20.0 2012A 2013A 2014A 2015A 2016A EBITDA RevPAR Index

Case Study: Westin Boston Waterfront DRH Basis of $441K/Key for 793-room hotel Headquarters hotel for the Boston Convention and Exhibition Center, the largest convention center in the Northeast INVESTMENT HIGHLIGHTS RECENT VALUE-ADD PROJECTS Creation of 12,500 sq. ft. of meeting space in 2014 yielding approx. $3M in revenue annually at >30% IRR Built Pavilion Tent at a cost of $400K in 2014 which drove >$3M in revenue last year Hotel Adj. EBITDA up nearly 100% and RevPAR up nearly 50% since 2010 Rethinking of group space driving significant additional group business over last several years Asset management focus on driving the right group mix and yielding high quality business transient EBITDA HAS NEARLY DOUBLED SINCE 2010 $15,099 $15,802 $17,020 $18,716 $23,908 $29,904 $29,626 2010A 2011A 2012A 2013A 2014A 2015A 2016A

Intense Asset Management

Proven Asset Management Track Record

- COO Tom Healy Brings New Initiatives
  - Exploring new opportunities in labor management, energy and food cost
  - 3Q17 Expense Growth Held to 1.6%

- Since 2013, DRH has grown margins by ~600bps
  - RevPAR Penetration Index increased by nearly 10 percentage points since 2013
  - Absolute RevPAR has increased ~30%, outperforming peers by over 12 pp's



OUTSIZED REVPAR EXPANSION SINCE 2013
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
17.5%
30.1%
+12.6%
Peer Average(1)
DRH



HOTEL ADJ. EBITDA MARGIN GROWTH: 2013-2016
700bps
600bps
500bps
400bps
300bps
200bps
100bps
bps
246bps
601bps
+355bps
Peer Average(1)
DRH

(1) Peer group includes Chesapeake, Hersha, Host, LaSalle, Pebblebrook, and Sunstone.

DiamondRock Hospitality

Asset Management – Q3 2017 Successes Lexington On Site Asset Management New Leadership Team Sales Strategy Redeployment Facility Fee Implementation Full Year GOP is currently forecasting to beat 2017 Budget by $4.1M Chicago Marriott Market Facing New Supply Transient Segmentation Improvement Cost Containment Initiatives in Progress Full Year GOP is currently forecasting to beat 2017 Budget by $1.0M 2.1% - 2.0% - 0.3% - 4.1% - 3.4% - 3.0% -5.0% -4.0% -3.0% -2.0% -1.0% 0.0% 1.0% 2.0% 3.0% Lexington Market: New York, NY Market Class: Upper Upscale Class Submarket: Midtown East, NY Submarket Scale: Upscale Chains Competitive Set: Competitors ADR % Change Q3 2017 vs Q3 2016 4.0% - 5.0% - 6.1% - 7.1% - 6.7% - 8.4% -10.0% -8.0% -6.0% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% Marriott Chicago Downtown Magnificent Mile Market: Chicago, IL Market Class: Upper Upscale Class Submarket: Chicago CBD, IL Submarket Scale: Upscale Chains Competitive Set: Competitors RevPAR % Change Q3 2017 vs Q3 2016

Working with third-party to reduce labor expenses and improve productivity without sacrificing quality of service Case Study: Labor Operating Initiatives Year 1 Potential Savings Observe Visited 12 hotels to evaluate existing labor and productivity standards Studied historical productivity by job Analyze Reviewed staffing forecasts based on occupancy levels Benchmarked key indicators against other comparable hotels in their system Implement Complete new staffing standards and implement new labor management system to maximize efficiency Track changes and improvements on an ongoing basis Low High Low High Westin Boston 421,200 $ 672,800 $ 46 bps 73 bps Lexington 626,400 965,300 99 bps 152 bps Vail Marriott 371,200 465,600 99 bps 124 bps Chicago Marriott 351,900 760,800 34 bps 74 bps Sedona 206,950 460,000 73 bps 162 bps Salt Lake City Marriott 166,520 391,090 50 bps 118 bps Estimated EBITDA Margin Impact Range of Potential Savings

Case Study: Energy Operating Initiatives $1.3M of annual cost savings identified across 17 hotels 53% IRR and two-year payback Energy reduction of up to 78% for the least efficient assets $2.5M estimated CapEx investment, before utility rebates with estimated utility rebates of >$170K Conversions have been completed at Bethesda Marriott Suites and Westin D.C., with staggered completion of the remaining hotels to be completed over next 6 months Direct energy contract negotiations resulted in an annual $73K of found savings at Bethesda Marriott Suites 14 Case Study: Worthington Renaissance Formerly the least energy efficient hotel in the portfolio Guestrooms and corridors LED conversion completed in conjunction with renovation Meeting space will receive state-of-the-art LED cove lighting in Grand Ballroom and Grand Prefunction space Property will be 98% LED upon completion Estimated First Year Electric Savings: $183K (22%) Conducting comprehensive hands-on energy efficiency audits throughout the portfolio through direct bidding with energy suppliers and LED lighting conversions

Case Study: Food Costs Purchasing Management Operational Optimization L’Auberge de Sedona - Increased coffee price point, resulting in $26,000 of additional annual revenue L’Auberge de Sedona - Modifying specifications for Lamb Racks resulted in $38,000 annual savings (55%) Identifying opportunities for food cost savings through purchasing management and operational optimization Invoice Monitoring Menu Pricing / Menu Reengineering Annual Operating Audits Specs vs Brand Compliance Metrics Labor Productivity Improvement DRH FY 2016 Food Cost $23.1M Food Cost 20.7% Conservative Estimate of 150bps savings Implied Food Cost 19.2% Food Cost Savings: $1.7M

Marriott - Starwood Combination Fuels Growth

DRH to Benefit From Marriott-Starwood Merger

- DRH Portfolio has 20 of 28 Hotels in new-Marriott brand family
- Marriott most powerful hotel brand company in the world:
  - Largest reservation system: 1.2M hotel rooms worldwide
  - Most powerful loyalty program: 100M members globally, growing at 1M members per month

DRH Has >2,500 Hotel Rooms Under Starwood Brands

- Expect hotels to gain share post reservation and loyalty system merge
  - ~90% of SPG members did not have Marriott Rewards
  - 50bps of share gains on legacy HOT portfolio equals >$1M in EBITDA
- Expect to improve profitability from reduced shared service cost
  - 50bps of margin improvement on legacy HOT portfolio equals >$1M in incremental profit

MAR-HOT Brand Breakdown[1]



JW Marriott, 3%
Luxury Collection 2%
Courtyard, 6%
Autograph, 3%
Renaissance, 9%
Westin, 27%
Marriott, 29%
Sheraton Suites, 3%
Other, 17%

(1) Based on PF 2017F EBITDA. Pro forma for acquisition of L'Auberge de Sedona and Orchards Inn Sedona for the full-year.

DiamondRock Hospitality

24

Capital Allocation Opportunities

26 Creating Value Throughout Cycle Cost of Capital Higher Lower Match-fund Near-term Accretive Acquisitions By Issuing Equity At or Above NAV Consider Opportunistically Raising Equity Above NAV, if appropriate Limit Non-core Asset Sales Sell Non-Core Assets Consider Accretive Acquisition Opportunities Consider All Options for Use of Dispositions Proceeds Sell Non-Core Assets and Deploy Proceeds Into Share Repurchases Consider Using Leverage Capacity to Exhaust Current $150M Share Repurchase Program as Stock Price Declines Explore Additional Asset Sales Value Creation Playbook Tools Available >$350M in investment capacity with $167M of cash and undrawn $300M LOC Deployed $97M of capacity for Sedona acquisitions in Q1 ATM program Explore high-value creating acquisition and disposition opportunities Share repurchase program 3.1x net debt at YE17 and 20 unencumbered assets provides significant flexibility

Acquisition of L’Auberge de Sedona and Orchards Inn Sedona Iconic assets with immediate asset management upside in attractive, high-growth resort market #1 Conde-Nast rated hotel in Southwest Sourced in off-market deal Recycled capital from dispositions at a 12.8x multiple and $120 RevPAR into 12.6x multiple and >$250 RevPAR Attractive deal metrics: Highest RevPAR asset in portfolio Acquired at 8% EBITDA yield Currently trading at 11.3x multiple on 2017 EBITDA No new supply currently planned or under development in Sedona $97M Acquisition of Luxury Assets in High-Growth Market L’Auberge de Sedona L’Auberge De Sedona Clear Path to Stabilized EBITDA $6.6M >$9.5M ~$1.1M ~$7.7M ~$0.3M ~$0.5M ~$1.0M $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 $10.0 2016A EBITDA Renovation Disruption 2017B EBITDA Parking Revenue Labor Initititves Other Direct Expense Inititives Stabilized EBITDA

Fortress Balance Sheet

Fortress Balance Sheet 20 UNENCUMBERED HOTELS 8 Encumbered Hotels Boston Westin Courtyard Midtown East Salt Lake City Marriott Westin Washington, DC Sonoma Renaissance Westin San Diego Worthington Renaissance JW Marriott Cherry Creek Unencumbered Pool Hilton Boston The Gwen Vail Marriott Courtyard Denver Hotel Rex San Francisco Hilton Burlington Alpharetta Marriott Charleston Renaissance Bethesda Marriott Suites HGI Times Square Inn at Key West Key West Suites Westin Fort Lauderdale Shorebreak Hotel 20 UNENCUMBERED HOTELS (~$175M in 2016A Hotel Adj. EBITDA) Completed 2017 financing program in 1H17 with 5-year $200M term loan $300M Line of Credit with no outstanding borrowings ~$167 million unrestricted cash Net Debt to EBITDA of 3.1x by YE17 Weighted average debt maturity of 6 years with 3.8% weighted average interest rate Unencumbered Pool Frenchman’s Reef Marriott Chicago Marriott Courtyard 5th Avenue L’Auberge de Sedona Orchards Inn Lexington Hotel WELL-LADDERED DEBT MATURITIES LEVERAGE AT LOW END OF PEER GROUP Source: Baird. 2017F Net Debt plus preferred / EBITDA. Average: 5.0X 0 0 0 57 100 200 158 84 346 0 - 100 200 300 400 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 3.1 2.1 2.4 2.8 3.2 3.5 4.7 4.8 4.8 5.3 6.6 8.1 8.5 9.3

30 Asset Management To Fuel Outperformance High Quality, Well Diversified Portfolio Portfolio Well-Positioned for 2018 Strategic Capital Allocation Creating Value Throughout Cycle (>$350M in Investment Capacity) Unique, Low Levered Balance Sheet The Lexington New York City Hilton Garden Inn Times Square Westin Washington, D.C. Key Takeaways

Appendix

Frenchman’s Reef & Inn at Key West Update Closed on September 6th and is currently expected to remain closed through the end of 2018 Sustained significant wind and water-related damage Team of structural engineers and other experts are on-site and have begun remediation work Team currently assembling scope and design of final project Covered by insurance, including business interruption for lost profits, subject to a $6.5M deductible Commenced insurance claim and expect interim BI payments Closed on September 6th and currently expected to remain closed into the second quarter of 2018 Sustained substantial wind and water-related damage from Hurricane Irma Plan to reopen with a new name and identity Covered by insurance, including business interruption for lost profits, subject to a $0.9M deductible Frenchman’s Reef & Morning Star Marriott Beach Resort Inn at Key West

2017 Renovation Program Significant Capital Projects Property Project Approx. ’16-’17 Spend($M) 4Q16 Disruption 1Q17 Disruption 2Q17 Disruption Charleston Renaissance Guestroom Renovation $8M 2.1K Rooms of 15.3K Total 5.0K Rooms of 14.9K Total -- Chicago Marriott Guestroom, Fitness Center and Meeting Space Renovation $60M 9.9K Rooms of 110.4K Total 29.1K Rooms of 108.0K total -- The Gwen Lobby and Guestroom Renovation $27M 1.3K Rooms of 28.6K Total 12.9K Rooms of 28.0K Total -- Shorebreak Hotel Lobby / F&B Renovation $5M -- 2.3K Rooms of 14.1K Total -- Sonoma Renaissance Guestroom Renovation $9M -- 7.6K Rooms of 16.4K Total 1.2K Rooms of 16.6K Total Worthington Renaissance Guestroom Renovation $23M 12.6K Rooms of 45.4K Total 1.1K Rooms of 45.9K Total -- Note: Represent DRH capital estimates and include full amount of spend from 2016-2017, including capital before renovation program in that time period. Portfolio Impact: Q416 renovation program impacted 2.9% of total available rooms Q117 renovation program impacted 6.8% of total available rooms

Recent Renovations Chicago Marriott $110M Rooms Renovation The Gwen, Luxury Collection $27.5M Rooms Renovation Before After

Recent Renovations (cont’d) Charleston Renaissance $6.3M Rooms Renovation Sonoma Renaissance $7.3M Rooms Renovation Worthington Renaissance $18.1M Rooms Renovation Before After

Creating Value Through Opportunistic Dispositions

Sold three non-core hotels in 2016 for total of $275M:

- **Hilton Garden Inn Chelsea**
  - Lowers NYC exposure, union hotel, disruptive near-term capital needs
- **Hilton Minneapolis**
  - Ground lease, low RevPAR, brand-managed, near-term capital needs, union
- **Orlando Airport Marriott**
  - Airport hotel, lowest RevPAR hotel (sub $100), brand-managed, near-term capital needs, peaking cash flows

Impact of Dispositions:

- Portfolio RevPAR increased by approximately $8
- Improves Hotel Adj. EBITDA margins by approximately 46 bps
- Increased share of third-party operated hotels
- Helps right-size allocation to NYC
- Avoids over $50M of disruptive, near-term capital expenditures

IMPROVED PORTOLIO QUALITY(1)


RevPAR
+$8
$171.79
$179.94
Pre-Dispositions
Post-Dispositions
Hotel Adj. EBITDA Margins
+46 bps
31.2...
31.66%
Pre-Dispositions
Post-Dispositions

	Orlando Airport Marriott	Hilton Minneapolis	HGI Chelsea	Weighted Average
Total Consideration(2)	$67M	$143M	$65M	$275M
2015 RevPAR	$92.21	$115.44	$219.97	$119.78
TTM NOI Cap Rate(3)	9.7%	7.6%	6.6%	7.8%
TTM NOI Cap Rate w/ Capital(3)	7.5%	6.3%	5.9%	6.6%
TTM EBITDA Multiple(3)	8.6x	11.0x	13.5x	10.7x
TTM EBITDA Multiple w/ Capital(3)	11.0x	13.1x	14.9x	12.8x

(1) Based on 2015A financials pre and post the disposition of the Orlando Airport, Minneapolis Hilton, and HGI Chelsea for the full fiscal year.
(2) Total consideration is the purchase price plus FF&E Reserve (for Orlando and Minneapolis) and standard pro-rations of working capital at closing.
(3) Trailing twelve months through the period ended March 31, 2016.

DiamondRock Hospitality